UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 3, 2006

PLUM CREEK TIMBER COMPANY, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	1-10239	91-1912863
(State of Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification No.)

999 Third Avenue, Suite 4300 Seattle, Washington	98104-4096
(Address of Principal Executive Offices)	(Zip Code)

     (206) 467-3600
     Registrant’s Telephone Number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14.d-2(b))

[   ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1.  Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On February 3, 2006, the Compensation Committee (the "Committee") of the Board of Directors of Plum Creek Timber Company, Inc. (the "Company") authorized the payment of annual incentive bonus awards to each of the Company's executive officers in respect of their individual performance for the year ended December 31, 2005. The annual incentive awards were made pursuant to the Company's Annual Incentive Plan (the "AIP"). The award amounts were based upon the Company’s performance during 2005 as measured against financial goals and strategic objectives established by the Committee at the beginning of the year. The Committee reviewed the Company’s performance against these pre-established goals, along with individual management performance, and used this information to determine each officer’s AIP bonus.

The Committee also authorized the grant of Restricted Stock Units to each of the Company’s executive officers under the Company’s Amended and Restated Stock Incentive Plan. The Restricted Stock Units vest in 25% increments on each anniversary date of the grant over a four-year vesting period. Upon vesting, the Restricted Stock Units are paid to the holder in an equal number of shares of the Company’s common stock. During the vesting period, the holder of Restricted Stock Units is entitled to receive a cash amount equal to any dividend declared and paid on the Company’s common stock multiplied by the number of Restricted Stock Units then held. A form of the award agreement is filed as an exhibit to this report.

The following table sets forth the cash payment and long-term incentive grant to the Named Executive Officer (determined for the year 2005 in accordance with the provisions in Item 402 of Regulation S-K) in respect of such officer’s 2005 AIP bonus and 2006 award of Restricted Stock Units:

Name and Position	Annual Incentive Award	Restricted Stock Units

Rick R. Holley President and Chief Executive Officer	$900,000	10,000

Thomas M. Lindquist Executive Vice President	$300,000	6,000

William R. Brown Executive Vice President and Chief Financial Officer	$280,000	3,200

James A. Kraft Senior Vice President, General Counsel and Secretary	$260,000	2,200

David W. Lambert Vice President, Business Development	$208,000	1,750

David A. Brown Vice President and Chief Accounting Officer	$208,000	2,000

On February 7, 2006, the Committee recommended to the Company’s Board of Directors, and the Board approved, a grant of 2,000 shares of the Company’s common stock to each member of the Board, other than Mr. Holley. The shares of stock were granted under the Company’s Amended and Restated Stock Incentive Plan as part of the total compensation package for Board members. Each grant carries a six-month restriction on transfer that expires on August 7, 2006. A form of the award agreement is filed as an exhibit to this report.

Section 9.  Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c) Exhibits. The following exhibits are filed with this document:

Exhibit No.

10.1	Plum Creek Timer Company, Inc. Annual Incentive Plan. (Filed as an exhibit to Form 10-K, File No. 1-10239, for the year ended December 31, 2000 and incorporated herein by reference).

10.2	Form of Executive Stock Option, Restricted Stock Unit and Value Management Award Agreement Effective for Plan Year 2006 (filed herewith).

10.3	Form of Director Stock Award Agreement Effective for Plan Year 2006 (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLUM CREEK TIMBER COMPANY, INC.

By: /s/ William R. Brown
WILLIAM R. BROWN
Executive Vice President and Chief Financial Officer

DATED: February 7, 2006

PLUM CREEK TIMBER COMPANY, INC.

Exhibit Index

Exhibit No.

10.1	Plum Creek Timer Company, Inc. Annual Incentive Plan. (Filed as an exhibit to Form 10-K, File No. 1-10239, for the year ended December 31, 2000 and incorporated herein by reference).

10.2	Form of Executive Stock Option, Restricted Stock Unit and Value Management Award Agreement Effective for Plan Year 2006 (filed herewith).

10.3	Form of Director Stock Award Agreement for Plan Year 2006 (filed herewith).